UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 26, 2011

CHART INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11442	34-1712937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Infinity Corporate Centre Drive, Suite 300, Garfield Heights, Ohio		44125
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (440) 753-1490

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 27, 2011, Chart Industries, Inc. (the “Company”) issued a news release announcing the Company’s financial results for the second quarter ended June 30, 2011. A copy of the news release is furnished with this Current Report on Form 8-K as Exhibit 99.1. All information in the news release is furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporated it by reference.

The news release furnished with this Current Report on Form 8-K as Exhibit 99.1 includes an adjusted earnings per share amount that excludes restructuring costs related to recent acquisitions. Also included for purposes of period-to-period comparison is an adjusted earnings per share amount for the second quarter of 2010 which excludes certain restructuring costs that were recognized in that quarter. These adjusted earnings per share measures are not recognized under generally accepted accounting principles (“GAAP”) and are referred to as “non-GAAP financial measures” in Regulation G under the Securities Act. The Company believes these adjusted earnings per share amounts are of interest to investors and facilitate useful period-to-period comparisons of the Company’s financial results, and this information is used by the Company in evaluating internal performance. The adjusted earnings per share amounts can be reconciled to earnings per share with the information disclosed within the body of the news release.

Item 7.01	Regulation FD Disclosure.

On July 26, 2011, the Company announced that it has entered into a definitive agreement to acquire GOFA Gocher Fahrzeugbau GmbH and related companies (“GOFA”). Pursuant to Regulation FD, a copy of the news release is furnished with this Current Report on Form 8-K as Exhibit 99.2. All information in the news release and this report on Form 8-K is furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporated it by reference.

On July 27, 2011, the Company announced that its wholly-owned subsidiary, Chart Energy & Chemicals, Inc., has been awarded a contract to provide brazed aluminum heat exchangers, cold boxes and Core-in-Kettle® units for a baseload LNG project in Eastern Australia. The contract amount exceeds $40 million. A copy of the news release is furnished with this Current Report on Form 8-K as Exhibit 99.3. All information in the news release is furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporated it by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Chart Industries, Inc. press release, dated July 27, 2011, announcing the Company’s second quarter results.

99.2	Chart Industries, Inc. press release dated July 26, 2011, announcing the GOFA acquisition.

99.3	Chart Industries, Inc. press release, dated July 27, 2011, announcing a contract for a LNG project in Eastern Australia.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.

Date: July 27, 2011
	By:	/s/ Michael F. Biehl
Michael F. Biehl Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Chart Industries, Inc. press release, dated July 27, 2011, announcing the Company’s second quarter results.

99.2	Chart Industries, Inc. press release dated July 26, 2011, announcing the GOFA acquisition.

99.3	Chart Industries, Inc. press release, dated July 27, 2011, announcing a contract for a LNG project in Eastern Australia.

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